Q3 ‘22 Earnings Presentation November 9, 2022 NYSE: PAR

Forward-Looking Statements. This presentation contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, Section 27A of the Securities Act of 1933, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical in nature, but rather are predictive of our future operations, financial condition, financial results, business strategies and prospects. Forward-looking statements are generally identified by words such as “anticipate,” “believe,” “belief,” “continue,” “could,” “expect,” “estimate,” “intend,” “may,” “opportunity,” “plan,” “should,” “will,” “would,” “will likely result,” and similar expressions. Forward-looking statements are based on management's current expectations and assumptions that are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause our actual results to differ materially from those expressed in or implied by forward-looking statements contained in this presentation on our business, financial condition, and results of operations. Factors that could cause our actual results to differ materially from those expressed in or implied by forward-looking statements contained in this presentation, include the effects, risks, trends and uncertainties of COVID-19 on our business, financial condition, and results of operations and the actions taken by governmental authorities, businesses and individuals in response, the impact of unfavorable macroeconomic conditions and geopolitical events (including the effects of the Russia-Ukraine war), the competitive marketplace for talent and its impact on employee recruitment and retention, component shortages and/or manufacturing disruptions and logistical challenges, and the other factors discussed in our filings with the Securities and Exchange Commission. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law. Industry and Market Data. Market, industry, and other data included in this presentation are from or based on our own internal good faith estimates and research, and on publicly available publications, research, surveys and studies conducted by third parties, which we believe are reliable, but have not independently verified. Similarly, while we believe our internal estimates and research are reliable, we have not independently verified our internal estimates or research. While we are not aware of any misstatements regarding any market, industry, or other data used by us or expressed in this presentation, such information, because it has not been verified or, by its nature - market surveys, estimates, projections or similar data is inherently subject to uncertainties, and actual results may differ materially from the assumptions and circumstances reflected in this information. Key Performance Indicators and Non-GAAP Financial Measures.(1) We monitor certain operating data and non-GAAP financial measures in the evaluation and management of our business; select key operating data and non-GAAP financial measures have been provided as we believe these to be useful in facilitating period-to-period comparisons of our business performance. Operating data and non-GAAP financial measures do not reflect and should be viewed independently of our financial performance determined in accordance with GAAP. Operating data and non-GAAP financial measures are not forecasts or indicators of future or expected results and should not have undue reliance placed upon them by investors. Where non-GAAP financial measures are included in this presentation, the most directly comparable GAAP financial measures and a detailed reconciliation between GAAP and non- GAAP financial measures is included in the Appendix to this presentation. Unless otherwise indicated, financial and operating data included in this presentation is as of September 30, 2022. Trademarks. “PARTM,” “Brink POS®,” “Punchh®,” “MENUTM,” “Data Central®,” “PAR™ Pay” “PAR™ Payment Services” and other trademarks appearing in this presentation belong to us. This presentation may also contain trade names and trademarks of other companies. Our use of such other companies’ trade names or trademarks is not intended to imply any endorsement or sponsorship by these companies of us or our products or services. 2 (1) See Appendix A for non-GAAP reconciliation and Key Performance Indicators

Q3 ‘22 Financials • Q3 2022 Revenue Reported-- $92.8 million • 19.1% Increase from Q3 2021 3 in thousands 2022 2021 Revenues, net: Product 31,343 30,291 Service 37,010 29,530 Contract 24,414 18,039 Total revenues net 92,767$ 77,860$ Total gross margin 21,408 18,214 Operating expenses SG&A 26,543 21,662 R&D 12,843 10,122 Amort of identifiable intangible assets 465 539 Total operating expenses 39,851 32,323 Other income (expense), net (179) (539) Interest income (expense), net (2,140) (5,406) Loss before benefit from income taxes (20,762) (31,970) Benefit from (provision for) income taxes (578) 37 Net loss (21,340)$ (31,933)$ Non-Gaap adjustments 9,434$ 22,613$ Adjusted net loss (11,906)$ (9,320)$ Adjusted diluted loss per share (0.44)$ (0.36)$ Adjusted weighted average shares 27,110 25,998 All amounts in thousands, except for Adjusted diluted loss per share Three Months Ended September 30

ARR(1) 8 2 .5 8 8 .2 9 4 .4 9 8 .6 1 0 6 .6 Q3'21 Q'4'21 Q1'22 Q2'22 Q3'22 ARR (U$D ‘000,000) Total ARR grew 29.2% YoY from Q3 ’21 • Guest Engagement ARR (includes Punchh + MENU) increased 31% from Q3 last year • Operator Solutions ARR (includes Brink POS and PAR Payment Businesses(2) increased 32% from Q3 last year • Back Office (Data Central), Increased 12% from Q3 last year (1) See Appendix A – Key Performance Indicators (2) Includes PAR Payment Services and PAR Pay

ARR(1) Growth Trajectory 1 4 1 9 3 4 8 8 1 0 6 .6 2018 2019 2020 2021 Q3'22 ARR (U$D ‘000,000) (1) ARR includes Data Central (acquired December 2019 but ARR inclusion started in early 2020 for graph) and Punchh (acquired in April 2021).

Adjusted Subscription Gross Margin Expanding (1) (1) Subscription Margins were $6.4M in 2018, $10.5M 2019, $15M in 2020, $44M in 2021, and $68M in Q3 2022 Annualized (2) Adjusted Subscription Gross Margin excludes amortization of intangibles of both internally developed and acquired technologies. See Appendix A for non-GAAP reconciliation. (3) 2020 Gross Margin impacted due to one-time COVID waiver and Cost of Goods Sold (COGS). Adjusted Subscr ipt ion Gross Margins (1)(2) (%) 4 4% 5 7% 5 3% 7 0% 6 8% 2018 2019 2020 2021 Q3'22 (3)

Operator Solutions ARR – (Includes Brink POS + PAR Payments Business(2)) 7 3 0 3 2 3 5 3 6 3 8 .9 Q3'21 Q4'21 Q1'21 Q2'22 Q3'22 ARR (U$D ‘000,000) • Operator Solutions ARR increased 32% from Q3 2021 • Consistently low Churn(1) ~ 4.8% annualized in Q3 2022 (1) See Appendix A – Key Performance Indicators (2) Includes PAR Payment Services and PAR Pay

Operator Solutions Active Sites – 8 14.9 15.8 16.9 17.7 18.5 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Act ive Site Count ( locat ions ‘000) • 24% increase of Active Sites from Q3 2021 • Activations in Q3 2022 – 985 • Active Sites now total ~ 18,500+ • Q3 2022 Bookings # ~ 1,137 stores See Appendix A – Key Performance Indicators

Guest Engagement ARR – (Includes Punchh + MENU) 9 44 47 50 53 57.5 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 ARR (U$D ‘000,000) • Guest Engagement ARR increased 31% from Q3 2021

Guest Engagement Active Sites – (Includes Punchh + MENU) 10 53 56 59 62 67.1 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Act ive Site Count locat ions ‘000) • 26% increase of Active Sites from Q3 2021 • 5,698 stores went live in Q3 2022 • Active Sites now total ~ 67,104 See Appendix A – Key Performance Indicators

Back Office Solutions ARR – (Includes Data Central) 11 9 .1 9 .4 8 .7 9 .2 1 0 .2 Q3'21 Q4'21 Q1'21 Q2'22 Q3'22 ARR (U$D ‘000,000) • Back Office Solutions ARR increased 12.3% from Q3 2021 • 370 New activations in Q3 2022 • Active Sites now total 6,668 See Appendix A – Key Performance Indicators

Restaurant/Retail Segment Product Revenue 12 30 32 25 28 31 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 product revenue (U$D ‘000,000) • Product revenue increased 3.4% from Q3 ‘21 • Proving Value of Complete Tech Stack • Difficult/Challenging Supply Chain Environment

Appendix A

Subscription Gross Profit GAAP to Non-GAAP Reconciliation $M 12 Months Ended Dec-2018 Dec-2019 Dec-2020 Dec-2021 Q3’22 Annualized Total Restaurant / Retail Revenue $134 $123 $143 $210 $274 Non-Subscription Service Revenue (119) (105) (114) (147) (173) Subscription Service Revenue $15 $18 $28 $63 $101 Total COGS $103 $91 $109 $154 $198 Non-Subscription COGS (91) (78) (89) (118) (143) Less Amortization from Acquired and Internally Developed Technology (3) (4) (6) (17) (22) Non-GAAP Adj. Subscription COGS $8 $8 $13 $19 $33 Non-GAAP Adj. Subscription Gross Margin $6 $10 $15 $44 $68 Note: Unaudited. Numbers may not tie due to rounding. (1) Q3’22 financial information is annualized based on actuals. (1)

Investment Thesis 1. Foodservice market ready for disruption • Large TAM in restaurants with ~1m locations in the US spending 2-3% of total revenue on technology1 • The industry shift to cloud technology has led to an explosion in new technology from Voice AI to marketing technology 2. Meeting market need with Unified Commerce • Today technology is driving a wedge between restaurants and their guests • Brands are shifting to well integrated vendors and more targeted guest interactions • There is an opportunity to create an integrated solution with unified data that enables restaurants to have 1:1 relationship with their guests 3. ARR at scale with strong SaaS metrics • Through both organic and inorganic strategies, ARR has reached $106.6M with significant opportunity to expand within existing customers and win new business. 12 Month Contracted ARR is now more than $118.0M 1) Source: Technomic15

16 Appendix A – Key Performance Indicators • Annualized Recurring Revenue or "ARR” is the annualized revenue from SaaS and related revenue of our software products. We calculate ARR by annualizing the monthly recurring revenue for all Active Sites as of the last day of each month for the respective reporting period. ARR also includes recurring payment processing services revenue, net of expenses. We charge a per-transaction fee each time a customer payment is processed electronically. • “Contracted ARR” is ARR that also includes signed/booked sites that have yet to be activated. • “Booking” is a customer purchase order for SaaS; upon PAR's acceptance, the customer is obligated to purchase the SaaS and pay PAR for the services. In specific cases with Punchh, bookings are added at the time of execution of the relevant master services agreement. • “Activations” are calculated as of the end of each month based on the number of SaaS customers that have initiated use of our software products/platforms. Once “activated”, PAR begins to invoice/bill the customer. In specific cases with Punchh, invoicing takes place before activation takes place. • “Active Sites” represent locations active on PAR’s SaaS software as of the last day of the respective fiscal period. • “Churn” reflects the negative change in Active Site count of PAR customers, for a specific period. • “Subscription Service Revenue” represents revenue from SaaS, related revenue of our software products, and recurring payment processing services revenue net of expenses. • “Adjusted Subscription Gross Margin” is PAR’s gross margin of subscription service revenue excluding amortization of acquired and internally developed technology.

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